SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                   (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[X]   Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                         Canada Southern Petroleum Ltd.
 ................................................................................
                (Name of Registrant as Specified In Its Charter)


 ................................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1) Title of each class of securities to which transaction applies:

      ..........................................................................
      2)  Aggregate number of securities to which transaction applies:

      ..........................................................................
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      ..........................................................................
      4)  Proposed maximum aggregate value of transaction:

      ..........................................................................
      5)  Total fee paid:

      ..........................................................................
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided  by Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)  Amount Previously Paid:

      ..........................................................................
      2)  Form, Schedule or Registration Statement No.:

      ..........................................................................
      3)  Filing Party:

      ..........................................................................
      4)  Date Filed:

      ..........................................................................

                           CANADA SOUTHERN PETROLEUM LTD.



                     Annual General Meeting of Shareholders
                                  June 20, 2001



Dear Shareholder:

         It is a pleasure for us to extend to you a cordial invitation to attend the 2000 Annual General Meeting of Shareholders of Canada Southern Petroleum Ltd. which will be held at The 400 Club, 710 - 4th Avenue S.W., Calgary, Alberta, Canada T2P 0K3 (Telephone 403-265-9660), Wednesday, June 20, 2001 at 10:00 A.M.

         While we are aware that most of our shareholders are unable personally to attend the Annual Meeting, proxies are solicited to insure that each shareholder has an opportunity to vote on all matters scheduled to come before the meeting. Whether or not you plan to attend, please take a few minutes now to sign, date and return your proxy in the enclosed postage-paid envelope. Regardless of the number of shares you own, your vote is important.

         In addition to helping us conduct business at the annual meeting, there is an important personal reason for you to return your proxy vote card. Under the abandoned property law of some jurisdictions, a shareholder may be considered "missing" if that shareholder has failed to communicate with the Company in writing. To that end, the return of your proxy vote card qualifies as written communication.

         The Notice of Meetings and Proxy Statement accompanying this letter describe the business to be acted on at the meeting.

         As in the past, members of management will review with you the Company's results and will be available to respond to questions.

         We look forward to seeing you at the meeting.

                                                                 Sincerely,

                                                               /S/ B.A. Anderson
                                                                  B. A. Anderson
April 27, 2001                                                    President

                         CANADA SOUTHERN PETROLEUM LTD.
                           #505, 706 - 7th Avenue S.W.
                         Calgary, Alberta Canada T2P 0Z1

                                NOTICE OF MEETING

         NOTICE IS HEREBY GIVEN that the Annual General Meeting of the Shareholders of CANADA SOUTHERN PETROLEUM LTD. (the "Company") will be held at The 400 Club, 710 - 4th Avenue S.W., Calgary, Alberta, Canada T2P 0K3 on Wednesday, June 20, 2001 at 10:00 A.M., local time, to receive and consider the report of the auditors and the financial statements for the year 2000 and for the following additional purposes:

         1.       To elect one director of the Company;

         2. To appoint independent auditors of the Company for the fiscal year ending December 31, 2001 and to authorize the Board of Directors to fix the remuneration of such auditors; and

         3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         This notice and proxy statement are being sent to shareholders of record at the close of business on April 27, 2001 together with the enclosed proxy, to enable such shareholders to state their instructions with respect to the voting of the shares. Proxies should be returned in the reply envelope provided.

                                             By Order of the Board of Directors,

                                             David E. Blain
                                             Secretary

April 27, 2001
--------------------------------------------------------------------------------
                                RETURN OF PROXIES

         WE URGE EACH SHAREHOLDER, REGARDLESS OF THE NUMBER OF SHARES HELD, WHO IS UNABLE TO ATTEND THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO VOTE BY PROMPTLY SIGNING, DATING AND RETURNING THE ACCOMPANYING PROXY IN THE REPLY ENVELOPE PROVIDED.
--------------------------------------------------------------------------------

                         CANADA SOUTHERN PETROLEUM LTD.
                           #505, 706 - 7th Avenue S.W.
                         Calgary, Alberta Canada T2P 0Z1

                              -------------------
                                 PROXY STATEMENT
                           2001 ANNUAL GENERAL MEETING
                               -------------------

                               GENERAL INFORMATION

         THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CANADA SOUTHERN PETROLEUM LTD. (the "Company") for use at the 2000 Annual General Meeting of Shareholders to be held at The 400 Club, 710 - 4th Avenue S.W., Calgary, Alberta, Canada T2P 0K3 on Wednesday, June 20, 2001 at 10:00 A.M., local time, and at any adjournments or postponements thereof. The notice of meeting, proxy statement and proxy are being mailed to shareholders on or about April 27, 2001.

         The Company expects to solicit proxies primarily by mail. To the extent necessary to assure sufficient representation of shares at the Annual General Meeting proxies may be solicited in person and by telephone at a nominal cost to the Company, and the Company will request brokers, banks and other nominees to forward copies of proxy material to beneficial owners or persons for whom they hold shares and to obtain authority for the execution and delivery of proxies. In addition, the Company has retained the firm of Morrow & Co., Inc. to assist in the distribution of proxy solicitation materials for an estimated fee of U.S. $7,000 plus out-of-pocket expenses. The only other expenses anticipated are the ordinary expenses in connection with the preparation, assembling and mailing and other distribution of the material, which will be borne by the Company.

Voting of Proxies and Record Date

         Unless otherwise specified by the means provided in the enclosed proxy, the shares represented by the proxy will be voted on any business as may properly come before the meeting. If a choice is specified by the means provided in the proxy, the shares represented by the proxy will be voted or withheld from voting in accordance with the specification made. If no choice is specified, the named Proxies will vote such shares at the Annual General Meeting of Shareholders in favor of the election of Arthur B. O'Donnell as a director of the Company, in favor of appointing Ernst & Young LLP as independent auditors of the Company, and in favor of authorizing the Board of Directors to fix the remuneration of the auditors.

         The proxy also confers discretionary authority with respect to amendments or variations to matters identified in the accompanying Notice of Meeting or other matters which may properly come before the meeting. The Board of Directors knows of no matters which will be presented for consideration at the meeting other than those matters referred to in this proxy statement.

         The total number of  outstanding  shares of the Company was  14,316,970
Limited Voting Shares at April 27, 2001. Two or more shareholders present in person and holding or representing by proxy not less than 25% of the total number of issued shares constitute a quorum. A simple majority of the votes cast is required to approve Proposal Numbers 1 and 2 (as set forth on the form of proxy) at the Annual General Meeting and any other regular business that comes before the Annual General Meeting.

         At each General Meeting of Shareholders, each shareholder is entitled to one vote for each share shown as registered in his name in the list of shareholders, subject, however, to a provision in the Company's Memorandum of Association (Articles of Continuance) to the effect that no person shall vote more than 1,000 shares. Article 8 of the Company's Articles of Continuance provides as follows:

                  8.       Voting Restrictions

                  With respect to any matter to be voted upon at any meeting of Members any one person, hereinafter defined, shall be entitled to vote:

                  (i) with respect to shares registered in his name on the books of the Company which are beneficially owned by him, the number of shares, but in no event more than 1,000;

                  (ii) with respect to shares registered in his name on the books of the Company which he holds as a trustee other than as a nominee, the number of shares but in no event more than 1,000; and

                  (iii) with respect to shares registered in his name as nominee and on instructions from each one person who is the owner thereof a number of shares owned by each such one person but in no event more than 1,000 with respect to each such one person, provided that no such one person shall vote or give instruction as to the voting of more than 1,000 shares in the aggregate.

                  That for all purposes of these Articles:

                  (a)      Any entity or group in the nature of and including:

                           (i)      a corporation, its subsidiaries and
                                    affiliates; or
                           (ii)     a trust; or
                           (iii) two or more trusts created by one person or having substantially the same beneficiaries or remaindermen; or
                           (iv) an association, partnership, joint or common venture; or

                           (v)      all shareholders, security holders,
                                    officers, directors, members and employees of one person who owns beneficially more than 10% of the shares of the Company;

                                    shall be deemed to be one person;

                  (b) One person who has shares registered in his name who is not a beneficial owner or nominee thereof, shall be deemed to hold such shares as a trustee;

                  (c) No person shall be deemed beneficially to own shares of the Company if such shares are subject to any agreement whereunder any other person either certainly or contingently is or may become entitled to any interest in or right to or control over such shares other than an agreement whereunder such shares are bona fide mortgaged, pledged or charged to any bank, trust company or other lending institution or to any brokerage firm to secure indebtedness;

                  (d) In order to determine the number of shares that any Member is entitled to vote at any meeting of Members, the board of directors may require in or with the notice of the meeting or an adjourned meeting that any Member must provide as a condition precedent to his right to vote, such evidence as the board of directors may require as to the beneficial ownership of the shares held by him; and

                  (e) If the board of directors of the Company decides, or if the chairman for the time being at any meeting of the Members believes that it is in the best interests of the Company that any meeting of Members be adjourned to determine the number of shares that any holder of shares is entitled to vote at such meeting, then the chairman shall on his own motion adjourn once such meeting for a period not exceeding 60 days.

         The list of shareholders is available for inspection during usual business hours at the offices of Daley, Black & Moreira, Suite 401, Toronto-Dominion Bank Building, 1791 Barrington Street, Halifax, Nova Scotia and at the Annual General Meeting of Shareholders. The list of shareholders was prepared as of April 27, 2001, the record date fixed for determining shareholders entitled to notice of the Annual General Meeting of Shareholders. If a person has acquired ownership of shares since that date, he must establish such ownership in order to be included in the list of shareholders entitled to vote. Abstentions and brokers non-votes will be counted neither as votes "in favor" or votes "against" any matter brought before the meeting.

Revocation of Proxies

         Any shareholder who has given his proxy has the right to revoke the same at any time prior to the voting thereof. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the shareholder, or by his attorney authorized in writing, and deposited at the head office of the Company in Calgary, Alberta, Canada, at any time up to and including June 19, 2001, the last business day preceding the day of the Annual General Meeting of Shareholders to be held on June 20, 2001, or any adjournments thereof, or with the chairman of such meeting on the day of such meeting, or any adjournments thereof.

Nomination of Proxy Holder

         A shareholder has the right to appoint a person to attend and act for him on his behalf at the Annual General Meeting other than the person or persons designated in the enclosed proxy. To exercise this right, the shareholder may insert the name of the desired person in the blank space provided in the proxy and strike out the other names.

         THE COMPANY'S  ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED
DECEMBER 31, 2000 FILED WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED UPON WRITTEN REQUEST TO CANADA SOUTHERN PETROLEUM LTD., C/O G&O'D INC, 149 DURHAM ROAD, OAK PARK - UNIT 31, MADISON, CONNECTICUT 06443.

                    PROPOSAL 1. THE ELECTION OF ONE DIRECTOR

         One director is to be elected to hold office for a term of five years which expires at the Annual General Meeting of Shareholders in 2006 pursuant to the Articles of Association of the Company, which established five classes of directors to be elected on a rotating basis at each successive Annual General Meeting of Shareholders. The named Proxies will vote the shares represented by the proxy for the election of Arthur B. O'Donnell unless otherwise directed. The following table sets forth information concerning the nominee for election and those directors whose terms of office are to continue after the meeting.

                                                                                                                 Other Offices
                              Date Present Term                                                      Director      Held with
          Name                of Office Expires       Principal Occupation During Last Five Years*     Since        Company
          ----                -----------------       --------------------------------------------     -----        -------

Nominee for a five year term expiring at the 2006 Annual Meeting

Arthur B. O'Donnell        2001 Annual Meeting       Mr.  O'Donnell  , a CPA,  served as an officer    1997     Audit Committee
                                                     of the  Company  for many  years  prior to his
                                                     retirement in 1994.  Age seventy-six.
Directors continuing in office:

Ben A. Anderson            2002 Annual Meeting       Mr. Ben A. Anderson was elected  President and    2000        President
                                                     a  director  of the  Company on April 1, 2000.
                                                     Mr. Anderson,  a petroleum engineer,  has been
                                                     involved     in     operations,      reservoir
                                                     engineering,   reserve   evaluation,   venture
                                                     analyses,  and marketing in Western  Canada as
                                                     well as the  United  States  for  the  past 19
                                                     years.  He has  been  associated  with  Ranger
                                                     Oil, Hillcrest  Resources,  and Triumph Energy
                                                     Corp.  Most  recently,  he had been  President
                                                     and Chief Executive  Officer of  International
                                                     Gryphon   Resources   Inc.,  a   Calgary-based
                                                     publicly  held   petroleum   exploration   and
                                                     development company.  Age forty-three.

Benjamin W. Heath          2003 Annual Meeting       Mr.  Heath  is  President  and a  director  of    1956     Audit Committee
                                                     Coastal   Caribbean  Oils  &  Minerals,   Ltd.
                                                     ("CCO").  Age eighty-six.

Timothy L. Largay          2004 Annual Meeting       Mr.  Largay has been a partner in the law firm    1997        Assistant
                                                     of Murtha Cullina LLP,  Hartford,  Connecticut                Secretary
                                                     since  1974.  Mr.  Largay  is also a  director
                                                     of CCO  and  Magellan  Petroleum  Corporation.
                                                     Age fifty-seven.

M. Anthony Ashton          2005 Annual Meeting       Mr.  Ashton  served  as  President  and  Chief    1989
                                                     Executive  Officer  from June  1997  until his
                                                     retirement  on  March  31,  2000.  He had been
                                                     Vice   President-Exploration   since  December
                                                     1988 and was elected a director  in 1989.  Mr.
                                                     Ashton is a professional  petroleum  geologist
                                                     with  more than  thirty  years  experience  in
                                                     exploration  projects  in  western  Canada and
                                                     the United States.  Age sixty-five.
---------------------

* All of the named companies are engaged in oil, gas or mineral exploration and/or development except where noted.

         There are no arrangements or understandings between any director and any other person or persons pursuant to which such director was or is to be selected as a director. There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director.

Committees of the Board of Directors:  Attendance at Meetings

         The Audit Committee is comprised of Messrs. Benjamin W. Heath and Arthur B. O'Donnell. The principal duties of the Audit Committee are: the engagement and discharge of auditors, reviewing with the auditors the plan and results of the auditing engagement, reviewing the independence of the auditors and reviewing the adequacy of the Company's system of internal accounting controls. The Audit Committee met two times during the year ended December 31, 2000.
         The Company has no standing nominating or compensation committees. The functions that would be performed by such committees are performed by the full Board of Directors. During the year ended December 31, 2000, all of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and Committees on which they serve (a total of 14 meetings).

Report of the Audit Committee Addressing Specific Matters

         On January 28, 2000, the Board of Directors adopted a formal, written charter for the Audit Committee of the Company (See Exhibit A). Each member of the Audit Committee is an "independent director" for purposes of NASD Marketplace Rule 4200(a)(14).

         In connection with the preparation and filing of the Company's audited financial statements for the year ended December 31, 2000 (the "audited financial statements"), the Audit Committee performed the following functions:

o The Audit Committee reviewed and discussed the audited financial statements with senior management and Ernst & Young LLP, the Company's independent auditors. The review included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments; and the clarity of disclosures in the forward statements.

o The Audit Committee also discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

o The Audit Committee received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees), and discussed with Ernst & Young LLP its independence from the Company and considered the compatibility of the auditors' nonaudit services to the Company with the auditors' independence.

     Based upon the functions performed, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the U.S. Securities and Exchange Commission. The Audit Committee and the Board have also recommended subject to shareholder approval, the selection of Ernst & Young LLP as the Company's independent auditors.

                           AUDIT COMMITTEE
                           Benjamin W. Heath
                           Arthur B. O'Donnell


              ADDITIONAL INFORMATION CONCERNING EXECUTIVE OFFICERS
                                  AND DIRECTORS

Unless otherwise indicated, all dollar figures set forth herein are expressed in Canadian currency.

Executive Compensation

         The following table sets forth certain summary information concerning the compensation of Mr. M. Anthony Ashton, who was President and Chief Executive Officer of the Company until his retirement on March 31, 2000, and Mr. Ben A. Anderson, who was elected President on April 1, 2000. No executive officer of the Company received or earned any compensation in excess of U.S. $100,000 or Cdn. $100,000 during the year 2000.

---------------------------------------------------------------------------------------------------------------------
                                             Summary Compensation Table
---------------------------------------------------------------------------------------------------------------------
                                                           Annual Compensation                    Long Term
                                                                                              Compensation Award
          Name and Principal Position                    Year             Salary ($)           Options/SARs(#)
------------------------------------------------- ------------------- ------------------- ---------------------------
M. Anthony Ashton                                        2000               12,500                        -
President and Chief Executive Officer                    1999               50,000                  60,000
(Jan 1 - Mar 31, 2000)                                   1998               75,000                       -
------------------------------------------------- ------------------- ------------------- ---------------------------
Ben A. Anderson
President and Chief Executive Officer
(April 1 - Dec 31, 2000)                                 2000              120,000                  75,000
------------------------------------------------- ------------------- ------------------- ---------------------------

Stock Options

         The following tables provide information about stock options granted and exercised during 2000 and unexercised stock options held by the Named Executive Officers at December 31, 2000.


========================================================================================================================
                                              Options/SAR Grants in 2000
------------------------------------------------------------------------------------ -----------------------------------
                                                                                        Potential Realized Value at
                                 Individual Grants                                                Assumed
                                                                                           Annual Rates of Stock
                                                                                       Price Appreciation for Option
                                                                                                   Terms
------------------------ ------------- -------------- ------------- ---------------- ----------------- -----------------
                          Number of
                          Securities    % of Total
                          Underlying   Options/SARs
                           Options/     Granted to      Exercise
                         SARs Granted  Employees in     or Base       Expiration
         Name                (#)           2000       Price ($/Sh)       Date             5% ($)           10% ($)
------------------------ ------------- -------------- ------------- ---------------- ----------------- -----------------
Ben A. Anderson              75,000         100           8.36       Jan. 02, 2005       173,000           383,000
======================== ============= ============== ============= ================ ================= =================

-----------------------------------------------------------------------------------------------------------------------
                            Aggregated Option/SAR Exercises in 2000 and December 31, 2000
                                                  Option/SAR Values
-----------------------------------------------------------------------------------------------------------------------
                           Shares                          Number of Securities             Value of Unexercised
                          Acquired         Value          Underlying Unexercised                In-The-Money
                        On Exercise    Realized ($)    Options/SARs (#) at December           Options/SARs ($)
                            (#)                                  31, 2000                   at December 31, 2000
-----------------------------------------------------------------------------------------------------------------------
         Name                                           Exercisable    Unexercisable    Exercisable    Unexercisable
-----------------------------------------------------------------------------------------------------------------------
Ben A. Anderson             -0-             -0-           50,000          25,000             0               0
-----------------------------------------------------------------------------------------------------------------------

Compensation of Directors

         Each of the named directors receive an annual director's fee of $30,000 (U.S. $20,700), a fee of $250 (U.S. $173) for each conference call meeting and $500 (U.S. $345) for each meeting requiring travel. The total directors fees received in 2000 were as follows:

                Director                                 Fee ($)
                --------                                 -------
                M. Anthony Ashton                         25,000
                Benjamin W. Heath                         34,250
                Timothy L. Largay                         34,000
                Arthur B. O'Donnell                       34,250

Compensation Agreements

         Effective January 3, 2000, Mr. Ben A. Anderson was employed as Executive Vice President for a two year period at an annual salary of $120,000. Mr. Anderson also received 75,000 options to purchase Limited Voting Shares of the Company with 1/3 of the total vesting immediately, 1/3 vesting after one year and 1/3 vesting after two years. Mr. Anderson also receives an annual vehicle allowance payment of $12,000. Mr. Anderson succeeded Mr. Ashton as President and Chief Executive Officer of the Company on April 1, 2000.

Compensation Committee Interlocks and Insider Participation in Compensation Committee

         The entire board of directors serves as the compensation committee. M. Anthony Ashton is a director and served as President of the Company until March 31, 2000.

Board Compensation Committee Report

         The  Compensation   Committee,   consisting  of  the  entire  board  of
directors, submits the following report for the year 2000:

         The Board of Directors does not maintain specific compensation policies applicable to the Company's Chief Executive Officer, and the Board has established no specific relationship between corporate performance and executive compensation. Compensation has been determined based on the skills, experience and leadership the Chief Executive Officer has brought to the performance of his duties, and on his ability to protect, defend and pursue the Company's ability to realize value on the Company's oil and gas interests.

      M. Anthony Ashton                             Arthur B. O'Donnell
      Benjamin W. Heath                             Timothy L. Largay

                              CORPORATE GOVERNANCE

         In 1995, the Toronto Stock Exchange Committee on Corporate Governance in Canada issued a report (the "TSE Report") setting out a series of guidelines for effective corporate governance. These guidelines deal with matters such as the constitution and independence of corporate boards, their function, the role of board committees and the selection and education of board members. The Toronto Stock Exchange now requires that each listed company disclose on an annual basis its approach to corporate governance with reference to the guidelines. The Company's approach to corporate governance is described below.

Mandate of the Board

         The mandate of the board includes:

         (a) approving objectives for the Company and the overall operating and financial plans to achieve them;

         (b) identifying and managing the principal risks of the Company's business;

         (c) verifying the integrity of the Company's internal financial, control and management information systems;

         (d) selecting the Chief Executive Officer and approving the selection of other senior executives; and

         (e) monitoring the Company's communications with shareholders, other stakeholders and the general public.

Composition of the Board

         The TSE Report recommends that the Board of Directors be constituted with a majority of individuals who qualify as unrelated directors. An unrelated director is a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act with a view to the best interests of the Company. Three of the Company's directors, Messrs. Heath, Largay, and O'Donnell, are unrelated. Mr. Largay is a partner in a firm which provides legal services to the Company and receives fees in amounts which are not material to the firm. Mr. Ashton and Mr. Anderson are related, within the meaning of the TSE Report, because they are or were a member of management. The board does not believe that the factors which result in Mr. Ashton being a related director under the TSE Report interfere with his ability to act with a view to the best interests of the Company.

         The TSE Report recommends that every board of directors should examine its size with respect to its effectiveness. The board believes its present size of five directors is the most effective size at this time. The board has not established an executive committee because of its size.

Board Committees (See also "Committees of the Board of Directors", page 6 )


Audit Committee

         The TSE Report recommends that an audit committee of every board be comprised only of outside (non-management) directors. Both Messrs. O'Donnell and Heath are outside directors.

Nominating Committee

         The TSE Report recommends that the board appoint a committee of outside directors with the responsibility of proposing new nominees to the board. The TSE Report also recommends that the Nominating Committee or the appropriate committee implement a process to assess the effectiveness of the board and the contribution of the individual directors.

         The board believes that the full board of directors should perform these functions because of the relatively small size of the board.

Orientation and Education of New Directors

         The TSE Report recommends an orientation and education program for new recruits to the board. The board believes that given the size and situation of the Company, it provides and will continue to provide the necessary information for a new board member to perform the duties of a director.

Compensation of Directors

         The TSE Report recommends that the board review the adequacy and form of compensation of directors and ensure that the compensation reflects the responsibilities and risk involved in being an effective director. The board reviews the compensation of its members periodically, and believes that the current compensation of directors reflects the recommendation of the TSE Report.

Management's Responsibilities

         The TSE Report recommends that the board develop position descriptions for the board and the Chief Executive Officer with definitions of the limits of management's responsibility. Management is responsible for the day to day operations of the Company. Any matters which are material to the Company are discussed and approved by the full board. The senior officers of the Company are required (whenever practicable) to report to the board in a comprehensive manner on any significant proposed activities and transactions of the Company, the progress being made on activities and transactions which have been undertaken, the abandonment of activities or transactions, and the results of all activities and transactions being conducted or which have been concluded. Whenever practicable, all such reports are furnished to the directors in writing and subsequently also orally discussed, whenever their importance justifies.

Independence from Management

         The TSE Report recommends that the board ensure that it can operate independent of management. There are four nonmanagement directors and one management director (who is normally the Chairman of the Board of Directors' Meetings) on the Company's board; therefore, the board believes that it can effectively operate independently of management.

         The TSE Report also recommends that an individual director have the ability to engage an outside advisor at corporate expense in appropriate circumstances. The board will consider that issue in the event that such a circumstance arises.

Shareholder Relations

         The Company has appointed a representative for shareholders to contact for information, questions or concerns regarding the Company. Company personnel and consultants report to the board on any concerns that have been expressed by shareholders.

                                PERFORMANCE GRAPH

         The graph below compares the cumulative total returns, including reinvestment of dividends, if applicable, of Company Stock with companies in the NASDAQ Market Index and an Industry Group Index. (Media General's Independent Oil and Gas Industry Group).

         The chart displayed below is presented in accordance with SEC requirements. Shareholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance.


                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

------------------------------------- ------------ ------------ ------------ ------------ ------------ -------------
                                         1995         1996         1997         1998         1999          2000
------------------------------------- ------------ ------------ ------------ ------------ ------------ -------------

------------------------------------- ------------ ------------ ------------ ------------ ------------ -------------
Canada Southern                           100         109.80       130.39        76.47        92.16        75.50
------------------------------------- ------------ ------------ ------------ ------------ ------------ -------------
Independent Oil & Gas                     100         128.87       119.98        77.71       108.87       157.99
------------------------------------- ------------ ------------ ------------ ------------ ------------ -------------
NASDAQ Market Index                       100         124.27       152.00       214.39       378.12       237.66
------------------------------------- ------------ ------------ ------------ ------------ ------------ -------------

Security Ownership of Certain Beneficial Owners

         The Company knows of no person or group that owns beneficially more than 5% of the outstanding Limited Voting Shares of the Company.

Security Ownership of Management

         The following table sets forth information as to the number of shares of the Company's Limited Voting Shares owned beneficially on April 15, 2001 by directors of the Company and by all executive officers and directors of the Company as a group:

                                                        Amount and Nature of
                                                        Beneficial Ownership
            Name of                                    ----------------------
          Individual                            Shares Held                                          Percent of
           or Group                              Directly                    Options                    Class
------------------------------------            ----------                  ---------                  -------

Ben A. Anderson                                          -                    75,000                      *
M. Anthony Ashton                                    3,000                   130,000                      *
Benjamin W. Heath                                   20,000                    55,000                      *
Timothy L. Largay                                    3,615                    75,000                      *
Arthur B. O'Donnell                                  1,654                    60,000                      *
Directors and Officers as a
  Group (a total of 5)                              28,269                   395,000                    2.9%
------------------------
* The percent of class owned is less than 1%.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Limited Voting Shares to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons. Based solely on its copies of forms received by it, or written representations from certain reporting persons that no Form 5 was required for those persons, the Company believes that during the year ended December 31, 2000, its executive officers and directors complied with all applicable filing requirements.

Changes in Control

         The Company is aware of no arrangement which may at a subsequent date result in a change in control of the Company.

Certain Business Relationships

         On January 29, 1991, the Company granted interests to certain of its officers, employees, directors, counsel and consultants amounting to an aggregate of 7.8% of any and all benefits to the Company after expenses from the litigation in Canada relating to the Kotaneelee field. The Company has reserved a 2.2% interest in such net recoveries for possible future grants to persons who may include officers and directors of the Company. The following interests were granted directly or indirectly to the directors of the Company:

         Party                                       Interest Granted (%)
         -----                                       --------------------
         Murtha Cullina LLP                                 1.00
         Arthur B. O'Donnell                                 .33 1/3
         Benjamin W. Heath                                   .25

Royalty Interests

         Mr. Benjamin W. Heath, a director of the Company, has royalty interests in certain of the Company's oil and gas properties (present or past) which were received directly or indirectly from the Company: Mr. Heath's interests range from 1.772% to 2%; and a trust (in which Mr. Heath has a 54.4% beneficial interest), interests range from 7.603% to 7.8%. In each case, the applicable percentage depends on the property on which the royalty is paid. During 2000, the Company and third-party operators and/or owners of properties made payments to Mr. Heath in the amount of U.S. $25,247.

                 PROPOSAL 2. APPOINTMENT OF INDEPENDENT AUDITORS

         The Board has proposed that Ernst & Young LLP, which has served the Company since its organization in 1954, be appointed to audit the accounts of the Company for the fiscal year ending December 31, 2001. A vote for or against the appointment of auditors, or the abstaining from such vote may be indicated by checking the appropriate box on the proxy. Unless otherwise specified, the named proxies will vote the shares represented by the enclosed proxy in favor of the appointment of Ernst & Young LLP and to authorize the Board of Directors to fix the remuneration of such auditors. Representatives of Ernst & Young LLP are not expected to be present at the Annual General Meeting. Fees paid to Ernst & Young LLP by the Company for the year ended December 31, 2000 were as follows:

                  Audit Fees                                    $44,000
                  Financial Information Systems
                  Design and Implementation Fees                      0
                  All Other Fees (rights offering and tax
                  services)                                      33,680
                                                                 ------
                  Total fees                                    $77,680
                                                                =======

             MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL

                              SHAREHOLDER PROPOSALS

         Shareholders who intend to have a proposal included in the notice of meeting and related proxy statement relating to the Company's 2002 Annual General Meeting of Shareholders must submit the proposal on or before December 28, 2001.

         If a shareholder wishes to present a proposal at the Company's 2002 Annual General Meeting of Shareholders and the proposal is not intended to be included in the Company's proxy statement and form of proxy relating to that meeting, the shareholder must give advance notice to the Company prior to the deadlines set forth in the Company's Articles of Association.

         If a shareholder's proposal relates to business other than the nomination of persons for election to the board of directors, Article 76 of the Company's Articles of Association applies.

Notice of Business to be Brought Before a Shareholders' Meeting

                  Article 76 of the Company's Articles of Association provide in part that

                  At an ordinary general meeting of the members, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors, or (c) otherwise properly brought before the meeting by a member. For business to be properly brought before an annual meeting by a member, the member must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a member's notice must be delivered to or mailed and received at the principal executive offices of the Company, not less than ninety (90) days before the anniversary date of the previous annual meeting of Shareholders.

                  A member's notice to the Secretary shall set forth as to each matter the member proposes to bring before the annual meeting:

                  (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

                  (b) the name and address, as they appear on the Company's books, of the member intending to propose such business;

                  (c) the class and number of shares of the Company which are beneficially owned by the member;

                  (d) a representation that the member is a holder of record of capital stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business; and

                  (e) any material interest of the member in such business.

                  Notwithstanding anything in these Articles to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Article 76. The presiding officer of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Article 76, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

         To be timely under Article 76, a shareholder's notice must be received by the Company on or before March 22, 2002, which is the date not less than 90 days prior to the first anniversary of this year's Annual General Meeting of Shareholders.

         If a shareholder's proposal relates to the nomination of persons for election to the board of directors, Article 110A of the Company's Articles of Association applies.

         Article 110A of the Company's Articles of Association provide in part that

         110A. Only persons who are nominated in accordance with the procedures set forth in these Articles shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Company only may be made at an annual general meeting of members (and not at a special general meeting) (a) by or at the direction of the Board of Directors or (b) by any member of the Company entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Article 110A. Nominations by members shall be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a member's notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than ninety (90) days before the anniversary date of the previous annual meeting of Shareholders.

         Each such notice shall set forth:

         (a) the name and address of the member who intends to make the nomination and of the person or persons to be nominated;

         (b) a representation that the member is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

         (c) a description of all arrangements or understandings between the member and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the member; and

         (d) such other information regarding each nominee proposed by such member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the United States Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the board of directors.

         To be effective, each notice of intent to make a nomination given hereunder shall be accompanied by the written consent of each nominee to being named in a proxy statement and to serve as a director of the Company if elected.

         No person shall be eligible for election as a director of the Company unless nominated in accordance with the procedures set forth in these Articles. The presiding officer of the meeting shall, if the facts warrant, determine and declare to the meeting that nomination was not made in accordance with the procedures prescribed by these Articles, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

         To be timely under Article 110A, a shareholder's notice must be received by the Company on or before March 22, 2002, which is the date not less than 90 days prior to the first anniversary of this year's Annual General Meeting of Shareholders.

         Shareholder proposals relating to the Company's Annual General Meeting of Shareholders must be received by the Company at its principal office, #505, 706 - 7th Avenue S.W. Calgary, Alberta Canada T2P 0Z1. The fact that a shareholder proposal is received in a timely manner does not insure its inclusion in the proxy material, since there are other requirements in the Company's Articles of Association and the proxy rules relating to such inclusion.

         The contents and the sending of this Proxy Statement have been approved by the directors of the Company.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY; THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL GENERAL MEETING IN PERSON ARE URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED.

                                             By Order of the Board of Directors,

                                             David E. Blain
                                             Secretary

Dated  April 27, 2001

                                    Exhibit A

                         CANADA SOUTHERN PETROLEUM LTD.
                             Audit Committee Charter

Organization

         The audit committee of the board of directors shall be comprised of two directors who are independent of management and the Company. Members of the audit committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. All audit committee members will be financially literate, and at least one member will have accounting or related financial management expertise.

Statement of Policy

         The audit committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of financial reports of the company. In so doing, it is the responsibility of the audit committee to maintain free and open communication between the directors, the independent auditor and the financial management of the Company.

Responsibilities

         In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

         In carrying out these responsibility, the audit committee will:

     o Obtain the full board of directors' approval of this Charter and review and reassess this Charter as conditions dictate.

     o Review and recommend to the directors, the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries.

     o Have a clear understanding with the independent auditors that they are ultimately accountable to the board of directors and the audit committee, as the shareholders' representatives, who have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate their services.

     o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, the adequacy of the independent auditor's compensation, and at the conclusion thereof review such audit or review, including any comments or recommendations of the independent auditors.


     o Review with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payment, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review Company policy statements to determine their adherence to the Code of Conduct.

     o Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related Company compliance policies.

     o Inquire of management and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

     o Review the quarterly financial statements with financial management and the independent auditors prior to the filing of the Form 10-Q (or prior to the press release of results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the committee by the auditors. The chair of the committee may represent the entire committee for purposes of this review.

     o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statement to be presented to the shareholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the committee by the auditors. Also review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates, and other significant decision made in preparing the financial statements.

     o Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of audit.

     o    Review   accounting  and  financial  human  resources  and  succession planning within the Company.

     o Report the results of the annual audit to the board of directors. If requested by the board, invite the independent auditors to attend the full board of directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the audit committee meeting during which the results of the annual audit are reviewed).

     o On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee. In ddition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the board of directors take, appropriated action to ensure the continuing independence of the auditors.

     o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

     o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

-------------------------------------------------------------------------------
                               FORM OF PROXY CARD

                         CANADA SOUTHERN PETROLEUM LTD.
             ANNUAL GENERAL MEETING OF SHAREHOLDERS - JUNE 20, 2001

     The undersigned holder of Limited Voting Shares of CANADA SOUTHERN PETROLEUM LTD., a company incorporated under the laws of the Province of Nova Scotia (the "Company") does hereby appoint M. A. ASHTON, BEN A. ANDERSON AND TIMOTHY L. LARGAY, or any of them, or in their stead ________________, as proxies, with full power to act without the others and with full power of substitution, to vote the said Limited Voting Shares at the Annual General Meeting of Shareholders (the "AGM") of the Company on Wednesday, June 20, 2001 at 10:00 A.M., local time, or at any adjournments or postponements thereof, at The 400 Club, 710 - 4th Avenue S.W., Calgary, Alberta, Canada T2P 0K3

     This proxy when properly executed will be voted or withheld from voting in the manner directed herein. If no direction is made, the proxy will be voted " FOR" Proposals Numbers 1 and 2 at the AGM.

     A shareholder has the right to appoint a person to attend and act for him at the AGM other than the person or persons designated on the proxy. To exercise this right the shareholder may insert the name of the desired person in the blank space provided above and strike out the other named proxies.

     Unless otherwise indicated on this proxy card or by accompanying letter, the person signing represents that he has executed and delivered to the Company proxies authorizing the voting of no more than 1,000 shares of the Company's
Limited Voting Shares at the AGM as provided by Article 8 of the Company's Memorandum of Association (Articles of Continuance) as described in the Company's proxy statement.

                                  (Continued and to be signed on the other side)

   Please mark your
   votes as In this
   example
                      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS THE BOARD OF DIRECTORS RECOMMEND A VOTE " FOR" PROPOSALS 1 AND 2.


                 FOR      WITHHELD                                                                          FOR  AGAINST  ABSTAIN
1. Election of                         Nominee:  Arthur B. O' Donnell         2. Proposal to approve the
   One Director                                                                  appointment of Ernst &
   (Proxy Statement page 4)                                                      Young LLP as the independent
                                                                                 auditors of the Company for
                                                                                 the year ending December 31
                                                                                 2001 (page 14)


                                                                                 In their discretion, the named Proxies are
                                                                                 authorized to vote upon amendments or
                                                                                 variations to Proposals 1 and 2 and such other
                                                                                 business as may properly come before the AGM or at
                                                                                 any adjournment(s) thereof.

                                                                                     .















    SIGNATURE______________________________ DATE ____________________SIGNATURE______________________________ DATE____________
                                                                              If Jointly Held
    NOTE:  Please sign this proxy as name(s)  appears above and return it in the reply envelope  provided  promptly to Arnerican Stock Transfer & Trust Company,  59 Maiden Lane, New York, NY 10038, whether or not you plan to attend the meeting.